U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15(d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

         Date of Report (date of earliest event reported) April 16, 2001


                     Innovative Software Technologies, Inc.
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        (Exact Name of small business issuer as Specified in its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

000-1084047                                          95-46918978
(Commission File Number)                     I.R.S. Employer Identification No.)

                   112 Northwest Parkway, Riverside, MO 64150
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               (Address of Principal Executive Office) (Zip Code)

                                 (816) 583-8030
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                 Issuer's Telephone Number, Including Area Code

                    827 State Street, Santa Barbara, CA 93101
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           (Former Name or Former Address, Changed Since Last Report)

Item 5.           Other Events.

                  On April 16, 2001, Registrant consummated the acquisition of all the outstanding stock of Hackett Media, Inc. in exchange for 13,077,954 shares of its common stock.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovative Software Technologies, Inc.


Dated:   April 25, 2001                  By:  /s/ Douglas Hackett
                                              -------------------
                                                  Douglas Hackett